UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2013

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-35256	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On May 17, 2013, DSP Group, Inc. (the “Company”) issued a white paper relating to a presentation filed on May 13, 2013 by Starboard Value and Opportunity Master Fund Ltd and certain of its affiliates, which presentation the Company believed contained factually inaccurate statements and misleading data points. A copy of the white paper is attached and filed herewith as Exhibit 99.1.

Also attached and filed herewith as Exhibit 99.2 is an updated investor presentation which the Company initially filed on May 13, 2013.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

d. Exhibits

Exhibit No.	Description

99.1	White paper of DSP Group, Inc.

99.2	Updated investor presentation material of DSP Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: May 20, 2013	By:	/s/ Dror Levy
Dror Levy Chief Financial Officer and Secretary

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